UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFS §270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2020, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned -22.65% and Investor Class returned -22.83% compared to the MSCI ACWI ex USA Index (Gross) (“Index”) return of -16.37%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 1.94% for the Institutional Class and 1.68% for the Investor Class compared to the Index’s average annual total return of 2.62%. As of March 31, 2020, the Fund had net assets of $146.9 million.

Performance Review

The fourth quarter of 2019’s rising equity markets capped a calendar year of surging stock prices, as central banks, attempting to prolong economic expansion, implemented increasingly accommodative monetary policies. However, this trend sharply reversed in the first quarter of 2020, as global equities tumbled and market volatility spiked to levels last seen during the 2008 Global Financial Crisis (“GFC”) amid great uncertainty over COVID-19’s economic consequences. With large parts of the global economy shuttered, the question of COVID-19’s impact on economic growth shifted from whether it would spark a recession to how long the downturn will last. Central banks and governments began unleashing unprecedented levels of stimulus to shore up economies and target aid to areas most vulnerable to weakened demand. The U.S. Federal Reserve committed to purchase as many government bonds as necessary to ensure ample liquidity in financial markets and keep government borrowing costs low. The U.S.’s $2.2 trillion stimulus package to support the economy should help industries most affected. But we anticipate additional measures will be needed to offset some of the effects of the economic shock, as millions of Americans applied for jobless benefits and a greater than 10% unemployment rate appears likely in the short term. Fiscal policy responses in Europe–such as in Germany and France and in the UK–included paying a dominant portion of workers’ wages during the shutdown to help companies avoid layoffs. The European Central Bank and Bank of England have also committed to using monetary policy tools at their disposal to provide liquidity for the duration of the crisis, including additional asset purchases. Low interest rates globally will only partially offset widened credit spreads, and less credit-worthy borrowers are paying a premium to refinance their debt. We expect this repricing of risky debt to accelerate. The existence of widespread diagnostic testing of COVID-19 will pave the way for people to congregate with confidence, a prerequisite for a sustained economic recovery.

Within emerging markets, China’s central bank has injected liquidity into financial markets, lowered required reserve ratios for banks, and lowered prime interest rates. While official spending figures have not been confirmed, there are reports that local Chinese governments have issued nearly $400 billion of special bonds to spur infrastructure investment. Governments in India, Brazil and South Korea have also loosened monetary policy and enacted fiscal spending to combat the economic impact of the virus. For the six month period, the best performing markets in our investable universe included Denmark, China, New Zealand, Switzerland, and Taiwan. The biggest laggards included Brazil, Colombia, Chile, Austria, and Greece. The best performing sectors in the Index were health care, information technology, and communication services, while energy, financials, and real estate were the worst performing Index sectors.

Fund holdings in the energy, banks, capital goods, materials, and consumer durables & apparel industry groups detracted most from the Fund’s performance relative to the Index. Holdings in the real estate, consumer services, technology hardware & equipment, and retailing industry groups, as well as an underweight position in the food

2	Causeway International Opportunities Fund

beverage & tobacco industry group, offset some of the underperformance. The biggest detractor from absolute return was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Other notable detractors included automobile manufacturer, Volkswagen AG (Germany), oil & natural gas producer, Ovintiv (Canada), diversified chemicals manufacturer, BASF SE (Germany), and banking & financial services company, UniCredit S.p.A. (Italy). The largest contributor to absolute return was pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland). Additional top contributors included online services company, Tencent Holdings Ltd. (China), telecommunication services provider, KDDI Corp. (Japan), banking & financial services company, Lloyds Banking Group Plc (United Kingdom), and internet commerce company, Alibaba Group Holding (China).

Significant Portfolio Changes

The largest decreases included full sales of energy supermajor Royal Dutch Shell Plc (United Kingdom), telecommunication services provider, KDDI Corp. (Japan), and major passenger railway operator, East Japan Railway Co. (Japan), as well as a reduced exposure to crude oil & natural gas company, BP Plc (United Kingdom) and life insurer, Prudential Plc (United Kingdom). Significant purchases included new additions: luxury goods manufacturer, Compagnie Financiere Richemont (Switzerland) and electronic components manufacturer, Murata Manufacturing Co. Ltd. (Japan), as well as increased exposure to semiconductor company, Infineon Technologies AG (Germany), industrial conglomerate, Siemens AG (Germany), and print & publishing company, RELX Plc (United Kingdom).

The initiation of an oil price war between Saudi Arabia and Russia concurrent with the COVID-19 slowdown has led to a rare two-pronged supply and demand shock for the energy industry and oil and gas producing countries globally. In the short term, the financial stability of many companies in the energy production and services industries in several countries will be threatened. We reduced the Fund’s exposure to the energy industry group as a result. The Fund’s weights relative to the Index in the capital goods, banks, and semiconductor & semiconductor equipment industry groups increased the most relative to the beginning of the period, while relative weights in the energy, telecommunication services, and insurance industry groups were the greatest decreases. As of March 31, 2020, the three largest industry group exposures from an absolute perspective for the Fund were to the banks, capital goods, and pharmaceuticals & biotechnology industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to Germany, China, and Switzerland. The most significantly reduced relative country weights included the United Kingdom, Japan, and Canada.

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, our allocation to emerging markets is overweight relative to the Index. Our valuation factor is currently positive. Our quality metrics, which include such measures as profit margins and return on equity, are positive for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets. Our earnings growth factor is positive for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our risk aversion factor, which assesses

Causeway International Opportunities Fund	3

the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), is also positive.

Investment Outlook

Investors appear to be exhibiting herding behavior in the current market environment, selling off swaths of stocks in various industries with little regard for companies’ valuations. In our view, volatility and indiscriminate selling can provide rare investment opportunities; we seek to purchase into other investors’ fear, in anticipation of the inevitable economic and market recovery. From a fundamental perspective, we are taking advantage of the current conditions by opportunistically buying industry-leading companies in some of the hardest hit areas of the markets that we believe have mistakenly been priced for permanent demand destruction. These include industrials (transportation, capital goods, and especially aerospace), consumer discretionary (travel & tourism, automotive, and retail), and financials (banks and insurance). When the recovery inevitably comes, which we believe will happen, the market should be led by cyclicals, at least if past drawdowns are any indication. Some hallmarks of our economically exposed portfolio companies are strong balance sheets, abundant cash flows, and excellent management teams that should enable these companies to weather near-term challenges and remain well-positioned for a rebound in demand. We believe we are buying some of the world’s best-managed banks at sizable discounts to their tangible book values. Economic disruption brings the strongest banks more profitable credit and lending opportunities. While several US and European bank stocks already discount a severe recession, banks are better capitalized than at any point since the GFC. Industrials stocks, notably those with exposure to aviation, are trading at deep recession levels. We believe some of these stocks hold more upside potential in the next two years than we have observed since 2008. With more buying opportunities than capital to invest, we are funding purchases with sales of stocks that we believe exhibit lower risk-adjusted return potential. These include stocks that may face longer-term structural challenges (such as those in the energy sector) or those in defensive areas of the market that have outperformed, like utilities and communication services. Amid the demand contraction, many companies are conserving cash and some are suspending dividend payments until the crisis abates. Despite the delay in income, we believe our portfolio companies should have the financial flexibility to withstand a multi-quarter sharp reduction in revenues, then resume growth. Several of the most promising of these beaten down stocks trade at historically low single digit price-to-earnings multiples, implying the potential for significant recoveries in their share prices over time.

In the emerging markets asset class, an external shock like the novel coronavirus presents a challenging environment for value stocks. After weak performance in 2019, the MSCI Emerging Markets Value Index also has underperformed the MSCI Emerging Markets Growth Index by 8.7 percentage points during the first quarter of 2020. We continue to observe a dichotomy between performance of the value index and our value factor. The disconnect can be attributed to the fact that our value factor has a sector-relative component while MSCI’s index classification scheme does not. We maintain a value emphasis in our multi-factor quantitative process. The MSCI Emerging Markets Value Index is trading at a sizable discount to the MSCI Emerging Markets Growth Index based on both price-to-earnings and price-to-book value ratios. Value stocks tend to underperform in times of uncertainty, but given these wide disparities between growth and value, as more clarity emerges on the coronavirus situation globally, we believe value stocks should ultimately rebound.

4	Causeway International Opportunities Fund

We thank you for your continued confidence in Causeway International Opportunities Fund.

March 31, 2020

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Joseph Gubler
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Causeway International Opportunities Fund	5

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

6	Causeway International Opportunities Fund

March 31, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	-23.56%	-6.45%	-3.87%	1.66%	1.94%
Investor Class	-23.74%	-6.69%	-4.10%	1.40%	1.68%
MSCI ACWI ex USA Index (Gross)	-15.14%	-1.48%	-0.17%	2.52%	2.62%

*	Inception is December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2021. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2020 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.06% and 1.31% for the Institutional Class and Investor Class, respectively, and the Funds annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.05% and 1.30 for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI ex USA Index (Gross) Index is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 48 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)*

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

COMMON STOCK

Brazil — 1.5%

Banco do Brasil SA1	73,200	$391

CPFL Energia S.A.	32,500	169

IRB Brasil Resseguros SA	28,900	54

JBS SA	139,100	545

Lojas Renner SA	20,322	131

Petrobras Distribuidora SA	94,000	285

Qualicorp Consultoria e Corretora de Seguros SA	34,600	159

Vale SA, Class B ADR[1]	52,041	431

		2,165

Canada — 1.4%

Canadian Imperial Bank of Commerce	16,038	934

Manulife Financial Corp., Class Common Subscription Receipt	88,957	1,117

		2,051

China — 12.3%

Agile Property Holdings Ltd.	100,000	107

Alibaba Group Holding Ltd. ADR[1]	15,371	2,989

Anhui Conch Cement Co. Ltd., Class H	126,677	870

Baidu Inc.[1]	1,853	187

Bank of China Ltd., Class H	2,203,000	839

China Communications Construction Co. Ltd., Class H	276,000	190

China Construction Bank Corp., Class H	1,779,401	1,446

China Everbright International Ltd.	96,000	55

China Lumena New Materials Corp.[1,2,3]	4,900	—

China Mobile Ltd.	60,516	453

China Mobile Ltd. ADR	2,835	107

China Petroleum & Chemical Corp., Class H	916,000	448

China Railway Construction Corp. Ltd., Class H	219,500	243

China Railway Group Ltd., Class H	295,000	156

China Telecom Corp. Ltd., Class H	368,000	111

Daqo New Energy Corp. ADR[1]	3,184	185

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

China — (continued)

Dongfeng Motor Group Co. Ltd., Class H	170,000	$111

Fosun International Ltd.	170,000	195

Guangzhou R&F Properties Co. Ltd., Class H	237,200	305

JD.com Inc. ADR[1]	14,600	591

JinkoSolar Holding Co. Ltd. ADR[1]	8,159	121

JOYY Inc. ADR[1]	3,377	180

Kweichow Moutai Co. Ltd., Class A	4,398	683

KWG Property Holding Ltd.	209,904	294

Lenovo Group Ltd.	324,000	172

New Oriental Education & Technology Group ADR[1]	4,084	442

Nine Dragons Paper Holdings Ltd.	83,000	75

PICC Property & Casualty Co. Ltd., Class H	160,000	153

Ping An Insurance Group Co. of China Ltd., Class H	80,506	786

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	95,839	161

Shenzhen Overseas Chinese Town Co. Ltd., Class A	360,100	321

Shimao Property Holdings Ltd.	143,500	497

Sinopharm Group Co. Ltd., Class H	60,800	135

Tencent Holdings Ltd.	56,131	2,775

Vipshop Holdings Ltd. ADR[1]	30,900	482

Wuliangye Yibin Co. Ltd., Class A	24,900	401

Xinyi Glass Holdings Ltd.	98,000	112

Yum China Holdings Inc.	12,135	518

Zhejiang Expressway Co. Ltd., Class H	200,000	138

		18,034

Finland — 0.0%

Wartsila OYJ Abp	4,983	36

France — 5.9%

Air France-KLM[1]	194,644	1,083

BNP Paribas SA	76,726	2,240

Carrefour SA	103,529	1,641

Danone SA	24,534	1,570

Safran SA	1,183	105

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

France — (continued)

Total SA	49,821	$1,877

Vinci SA	1,796	147

		8,663

Germany — 15.2%

Allianz SE	4,075	694

BASF SE	93,950	4,391

Bayer AG	41,430	2,374

Deutsche Post AG	103,924	2,786

Infineon Technologies AG	150,986	2,180

Linde PLC	15,855	2,750

RWE AG	21,926	573

SAP SE	24,375	2,722

Siemens AG	45,816	3,836

		22,306

India — 2.1%

Aurobindo Pharma Ltd.	21,325	115

Biocon Ltd.	25,039	89

Dr Reddy’s Laboratories Ltd. ADR	5,633	227

HCL Technologies Ltd.	51,549	298

Hindalco Industries Ltd.	94,927	119

Hindustan Petroleum Corp. Ltd.	49,410	124

Hindustan Unilever Ltd.	15,875	481

ICICI Bank Ltd. ADR	41,020	349

Indian Oil Corp. Ltd.	204,417	220

Jubilant Foodworks Ltd.	5,547	107

Larsen & Toubro Ltd.	9,535	102

Oil & Natural Gas Corp. Ltd.	152,840	137

REC Ltd.	118,809	139

Tata Consultancy Services Ltd.	11,395	274

Tata Steel Ltd.	70,159	249

Vedanta Ltd.	56,725	48

		3,078

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Indonesia — 0.1%

Indofood Sukses Makmur Tbk PT	463,656	$179

Ireland — 1.6%

Ryanair Holdings PLC ADR[1]	44,468	2,361

Italy — 2.9%

UniCredit SpA	546,134	4,225

Japan — 9.7%

Coca-Cola Bottlers Japan Holdings Inc.	3,300	68

Fanuc Corp.	30,700	4,102

Komatsu Ltd.	67,100	1,086

Murata Manufacturing Co. Ltd.	42,600	2,118

Sompo Holdings Inc.	25,400	783

Sumitomo Mitsui Financial Group Inc.	70,500	1,713

Takeda Pharmaceutical Co. Ltd.	144,100	4,387

		14,257

Malaysia — 0.2%

AirAsia Group Bhd	323,500	59

Malayan Banking Bhd	50,514	87

Tenaga Nasional Bhd	29,600	83

		229

Mexico — 0.2%

Gruma SAB de CV, Class B	5,588	43

Grupo Financiero Banorte SAB de CV, Class O	69,660	191

		234

Netherlands — 2.8%

Akzo Nobel NV	37,313	2,454

ING Groep NV	334,967	1,716

		4,170

Peru — 0.2%

Credicorp Ltd.	2,012	288

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Poland — 0.2%

PGE Polska Grupa Energetyczna SA1	49,481	$45

Powszechny Zaklad Ubezpieczen SA	33,350	251

		296

Qatar — 0.1%

Qatar National Bank QPSC	17,226	79

Russia — 1.6%

Gazprom PJSC ADR	111,321	505

Lukoil PJSC ADR	11,344	668

MMC Norilsk Nickel PJSC ADR	16,355	405

Mobile TeleSystems PJSC ADR	33,601	256

Sberbank of Russia PJSC ADR	57,206	539

		2,373

South Africa — 0.2%

Absa Group Ltd.	23,484	98

African Rainbow Minerals Ltd.	7,059	39

Barloworld Ltd.	19,645	71

Exxaro Resources Ltd.	11,549	64

		272

South Korea — 3.8%

Daelim Industrial Co. Ltd.	1,304	78

Fila Holdings Corp.	5,528	131

Hana Financial Group Inc.	17,335	326

Hanwha Corp.	5,012	62

Hyosung Corp.	2,437	121

Hyundai Marine & Fire Insurance Co. Ltd.	3,599	67

KB Financial Group Inc.	16,017	451

Kia Motors Corp.	15,033	316

LG Corp.	3,787	184

LG Electronics Inc.	4,266	168

POSCO	3,568	469

Samsung Electronics Co. Ltd.	62,128	2,416

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

South Korea — (continued)

SK Hynix Inc.	5,509	$372

SK Telecom Co. Ltd.	2,000	291

Woori Financial Group Inc.	24,747	154

		5,606

Spain — 1.7%

Banco Bilbao Vizcaya Argentaria SA	450,827	1,396

CaixaBank SA	605,868	1,121

		2,517

Sweden — 0.2%

Swedbank AB	32,407	357

Switzerland — 7.7%

ABB Ltd.	209,813	3,647

Aryzta AG1	408,364	144

Cie Financiere Richemont SA	44,493	2,378

Novartis AG	41,349	3,411

Roche Holding AG	5,553	1,787

		11,367

Taiwan — 4.5%

Accton Technology Corp.	84,000	449

Arcadyan Technology Corp.	60,843	136

Compal Electronics Inc.	189,000	108

Compeq Manufacturing Co. Ltd.	150,000	153

Delta Electronics Inc.	51,000	202

FLEXium Interconnect Inc.	59,732	186

Fubon Financial Holding Co. Ltd.	237,396	294

HON HAI Precision Industry Co. Ltd.	198,292	457

Inventec Corp.	261,000	200

Lite-On Technology Corp.	122,896	167

MediaTek Inc.	41,000	440

Pegatron Corp.	61,938	118

Powertech Technology Inc.	147,000	416

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

Taiwan — (continued)

Realtek Semiconductor Corp.	33,775	$243

Sino-American Silicon Products Inc.	108,000	277

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	46,586	2,226

WPG Holdings Ltd.	124,080	145

Yuanta Financial Holding Co. Ltd.	425,130	217

Zhen Ding Technology Holding Ltd.	68,000	208

		6,642

Thailand — 0.6%

Charoen Pokphand Foods PCL	535,400	395

Kiatnakin Bank PCL	82,900	97

Krung Thai Bank PCL	184,000	63

Thanachart Capital	188,600	190

Tisco Financial Group PCL	89,900	192

		937

Turkey — 0.3%

Haci Omer Sabanci Holding AS	67,920	76

Tekfen Holding AS	85,355	164

Turkcell Iletisim Hizmetleri AS	75,188	140

		380

United Arab Emirates — 0.2%

DAMAC Properties Dubai Co. PJSC[1]	150,622	20

DP World PLC	9,517	143

Dubai Islamic Bank PJSC	91,485	89

		252

United Kingdom — 16.6%

AstraZeneca PLC	23,241	2,071

Aviva PLC	409,461	1,346

Balfour Beatty PLC	500,230	1,327

Barclays PLC	2,676,192	3,041

BP PLC	231,576	950

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

United Kingdom — (continued)

British American Tobacco PLC	96,750	$3,296

Coca-Cola European Partners PLC	14,579	547

Compass Group PLC	38,041	593

Diageo PLC	810	26

International Consolidated Airlines Group SA	27,137	70

Johnson Matthey PLC	43,677	962

Micro Focus International PLC	115,440	570

Prudential PLC	142,496	1,786

RELX PLC	107,071	2,285

Rio Tinto PLC	12,318	565

Rolls-Royce Group PLC[1]	576,016	2,434

SSE PLC	75,392	1,211

Vodafone Group PLC	803,508	1,112

WH Smith PLC	12,549	176

		24,368

Total Common Stock

(Cost $185,367) — 93.8%		137,722

PREFERRED STOCK

Germany — 3.5%

Volkswagen AG‡	44,978	5,181

Total Preferred Stock

(Cost $7,293) — 3.5%		5,181

PREFERENCE STOCK

Brazil — 0.6%

Cia Brasileira de Distribuicao[1]	17,200	216

Cia Paranaense de Energia	11,200	116

Itausa - Investimentos Itau SA	310,256	519

		851

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value

South Korea — 0.1%

LG Chemical Ltd.	1,593	$192

Total Preference Stock

(Cost $1,763) — 0.7%		1,043

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.250%**	2,308,735	2,309

Total Short-Term Investment

(Cost $2,309) — 1.6%		2,309

Total Investments — 99.6%

(Cost $196,732)		146,255

Other Assets in Excess of Liabilities — 0.4%		606

Net Assets — 100.0%		$146,861

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2020.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of March 31, 2020 was $– and represented 0.0% of net assets.
3

Level 3 security in accordance with fair value hierarchy. Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of March 31, 2020 was $– and represented 0.0% of net assets.

ADR	American Depositary Receipt

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000) (continued)

March 31, 2020 (Unaudited)

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$2,165	$—	$—		$2,165
Canada	2,051	—	—		2,051
China	5,802	12,232	—	^	18,034
Finland	—	36	—		36
France	—	8,663	—		8,663
Germany	—	22,306	—		22,306
India	576	2,502	—		3,078
Indonesia	—	179	—		179
Ireland	2,361	—	—		2,361
Italy	—	4,225	—		4,225
Japan	—	14,257	—		14,257
Malaysia	—	229	—		229
Mexico	234	—	—		234
Netherlands	—	4,170	—		4,170
Peru	288	—	—		288
Poland	—	296	—		296
Qatar	—	79	—		79
Russia	256	2,117	—		2,373
South Africa	—	272	—		272
South Korea	—	5,606	—		5,606
Spain	—	2,517	—		2,517
Sweden	—	357	—		357
Switzerland	—	11,367	—		11,367
Taiwan	2,226	4,416	—		6,642
Thailand	—	937	—		937
Turkey	164	216	—		380
United Arab Emirates	—	252	—		252
United Kingdom	547	23,821	—		24,368

Total Common Stock	16,670	121,052	—		137,722

Preferred Stock	—	5,181	—		5,181

Preference Stock
Brazil	851	—	—		851
South Korea	—	192	—		192

Total Preference Stock	851	192	—		1,043

Short-Term Investment	2,309	—	—		2,309

Total Investments in Securities	$19,830	$126,425	$—		$146,255

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2020 (Unaudited)

†

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

For the six month period ended March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of March 31, 2020, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	20.2%	0.0%	0.4%	20.6%

Industrials	18.4	0.0	0.0	18.4

Information Technology	11.9	0.0	0.0	11.9

Consumer Discretionary	7.3	3.5	0.0	10.8

Health Care	10.2	0.0	0.0	10.2

Materials	9.6	0.0	0.1	9.7

Consumer Staples	6.8	0.0	0.1	6.9

Communication Services	3.9	0.0	0.0	3.9

Energy	3.3	0.0	0.0	3.3

Utilities	1.4	0.0	0.1	1.5

Real Estate	0.8	0.0	0.0	0.8

Total	93.8	3.5	0.7	98.0

Short-Term Investment				1.6

Other Assets in Excess of Liabilities				0.4

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

3/31/20
ASSETS:
Investments at Value (Cost $196,732)	$146,255
Foreign Currency (Cost $49)	49
Receivable for Fund Shares Sold	1,211
Receivable for Dividends	861
Receivable for Tax Reclaims	600
Receivable for Investment Securities Sold	482
Unrealized Appreciation on Spot Foreign Currency Contracts	1
Prepaid Expenses	26

Total Assets	149,485

LIABILITIES:
Payable for Investment Securities Purchased	2,312
Payable for Fund Shares Redeemed	161
Payable Due to Adviser	103
Payable Due to Administrator	4
Payable for Trustees’ Fees	3
Payable for Shareholder Service Fees — Investor Class	2
Other Accrued Expenses	39

Total Liabilities	2,624

Net Assets	$146,861

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$213,413
Total Distributable Loss	(66,552)

Net Assets	$146,861

Net Asset Value Per Share (based on net assets of $138,317,071 ÷ 14,543,133 shares) — Institutional Class	$9.51

Net Asset Value Per Share (based on net assets of $8,543,750 ÷ 904,711 shares) — Investor Class	$9.44

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/19 to 3/31/20
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $208)	$2,484

Total Investment Income	2,484

EXPENSES:
Investment Advisory Fees	831
Custodian Fees	83
Professional Fees	34
Transfer Agent Fees	32
Administration Fees	30
Printing Fees	17
Registration Fees	15
Shareholder Service Fees — Investor Class	13
Pricing Fees	5
Trustees’ Fees	4
Line of Credit	4
Other Fees	6

Total Expenses	1,074

Waiver of Investment Advisory Fees	(8)

Total Waiver	(8)

Net Expenses	1,066

Net Investment Income	1,418

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(14,469)
Net Realized Loss from Foreign Currency Transactions	(22)
Net Change in Unrealized Depreciation on Investments	(33,867)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	28

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(48,330)

Net Decrease in Net Assets Resulting from Operations	$(46,912)

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	21

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/19 to 3/31/20 (Unaudited)	10/01/18 to 9/30/19
OPERATIONS:
Net Investment Income	$1,418	$5,668
Net Realized Gain (Loss) on Investments	(14,469)	485
Net Realized Loss from Foreign Currency Transactions	(22)	(53)
Net Change in Unrealized Depreciation on Investments	(33,867)	(17,579)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	28	(16)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	(9)

Net Decrease in Net Assets Resulting From Operations	(46,912)	(11,504)

DISTRIBUTIONS:
Institutional Class	(5,349)	(3,950)
Investor Class	(258)	(193)

Total Distributions to Shareholders	(5,607)	(4,143)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	6,456	35,710
Redemption Fees(2)	—	24

Total Increase (Decrease) in Net Assets	(46,063)	20,087

NET ASSETS:
Beginning of Period	192,924	172,837

End of Period	$146,861	$192,924

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2020 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway International Opportunities Fund
Institutional
2020(1)	12.61	0.09	(2.84)	(2.75)	(0.35)	—	(0.35)	—
2019	13.71	0.41	(1.19)	(0.78)	(0.29)	(0.03)	(0.32)	—	(2)
2018	14.00	0.31	(0.39)	(0.08)	(0.21)	—	(0.21)	—	(2)
2017	11.85	0.24	2.36	2.60	(0.45)	—	(0.45)	—	(2)
2016	11.55	0.24	0.25 (3)	0.49	(0.16)	(0.03)	(0.19)	—	(2)
2015	13.61	0.21	(1.78)	(1.57)	—	(0.49)	(0.49)	—	(2)
Investor
2020(1)	12.52	0.08	(2.84)	(2.76)	(0.32)	—	(0.32)	—
2019	13.60	0.38	(1.17)	(0.79)	(0.26)	(0.03)	(0.29)	—	(2)
2018	13.90	0.26	(0.37)	(0.11)	(0.19)	—	(0.19)	—	(2)
2017	11.77	0.24	2.31	2.55	(0.42)	—	(0.42)	—	(2)
2016	11.47	0.20	0.27 (3)	0.47	(0.14)	(0.03)	(0.17)	—	(2)
2015	13.56	0.20	(1.80)	(1.60)	—	(0.49)	(0.49)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)

The amount shown for the year ended September 30, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(4)

In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.

(5)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.30% and 1.82%, respectively.

(6)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

24	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

9.51	(22.65)	138,317	1.02		1.03		1.37		29
12.61	(5.43)	182,720	1.05		1.06		3.25		43
13.71	(0.61)	163,508	1.05		1.05		2.17		35
14.00	22.82	130,357	1.05		1.23		1.88		62
11.85	4.27	103,665	1.05		1.10		2.10		63
11.55	(11.83)	115,881	1.02	(4)	1.17		1.64		37	(6)

9.44	(22.83)	8,544	1.26		1.27		1.21		29
12.52	(5.59)	10,204	1.30		1.31		3.02		43
13.60	(0.85)	9,329	1.27	(5)	1.27	(5)	1.86	(5)	35
13.90	22.54	7,674	1.30		1.44		1.86		62
11.77	4.07	2,616	1.30		1.35		1.72		63
11.47	(12.11)	2,975	1.28	(4)	1.44		1.56		37	(6)

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line”(designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during the six months ended March 31, 2020, there were no changes to the Fund’s fair value methodologies.

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2020, the Institutional Class and Investor Class retained $0 and $0 in redemption fees, respectively. The Fund removed the redemption fee, effective October 1, 2019.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2020, the Fund received commission recapture payments of $1,485.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2021 to waive its fee and to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2020, the Adviser waived fees of $8,110. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2020, the Investor Class paid 0.24% annualized of average daily net assets under this plan. (See Statement of Operations – Shareholder Service Fees – Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2020, approximately $164 (000) of the net assets were held by investors affiliated with the Adviser.

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2020, for the Fund were as follows (000):

Purchases	Sales
$63,104	$56,760

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2019, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $27,853.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund.

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2019	$3,722	$421	$4,143
2018	2,189	—	2,189

As of September 30, 2019, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$5,236
Post October Losses	(655)
Unrealized Depreciation	(18,614)

Total Accumulated Losses	$(14,033)

Post-October losses represent losses realized on investment transactions from November 1, 2018 through September 30, 2019 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the fiscal year ended September 30, 2019, the Fund utilized $1,061 (000) of capital loss carryforwards.

At March 31, 2020, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$196,732	$3,050	$(53,527)	$(50,477)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2020 (Unaudited)		Fiscal Year Ended September 30, 2019
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,780	$34,357	4,815	$61,220
Shares Issued in Reinvestment of Dividends and Distributions	348	4,765	309	3,538
Shares Redeemed	(3,070)	(33,725)	(2,564)	(30,652)

Increase in Shares Outstanding Derived from Institutional Class Transactions	58	5,397	2,560	34,106

Investor Class
Shares Sold	133	1,536	262	3,219
Shares Issued in Reinvestment of Dividends and Distributions	19	258	17	193
Shares Redeemed	(63)	(735)	(150)	(1,808)

Increase in Shares Outstanding Derived from Investor Class Transactions	89	1,059	129	1,604

Net Increase in Shares Outstanding from Capital Share Transactions	147	$6,456	2,689	$35,710

Causeway International Opportunities Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

8.	Significant Shareholder Concentration

As of March 31, 2020, five of the Fund’s shareholders of record owned 79% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 17, 2021. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2020, there were no borrowings outstanding under the line of credit.

11.	New Accounting Pronouncements

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments for registered investment companies focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The amendments also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregate distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

32	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway International Opportunities Fund	33

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2019 to March 31, 2020).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

34	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Fund Return
Institutional Class	$1,000.00	$773.50	1.02%	$4.52

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.90	1.02%	$5.15
Causeway International Opportunities Fund

Actual Fund Return
Investor Class	$1,000.00	$771.70	1.26%	$5.58

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.70	1.26%	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

Causeway International Opportunities Fund	35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2018 through December 31, 2019. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

36	Causeway International Opportunities Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund

uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-SA-007-1000

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2020

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2020